1997 Annual Report

PIPER CAPITAL
  MANAGEMENT



AMERICAN SELECT
PORTFOLIO


American Select Portfolio - 1997 Annual Report


SLA


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

[LOGO]

CONTENTS
Average Annualized Total Returns . . . . . . . . . . . . . . . . . . . . . . 1

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . . 2

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . 7

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .20

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . .25

Federal Income Tax Information . . . . . . . . . . . . . . . . . . . . . . .26

Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31


*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.


AMERICAN SELECT PORTFOLIO
---------------------------

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund will focus primarily on multifamily loans. It may also invest in asset-backed securities, U.S. Government Securities, Corporate Debt Securities, Municipal Obligations, Unregistered Securities, Mortgage-Backed Securities and Mortgage Servicing Rights. The fund may borrow, including through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 1997
--------------------------------------------------------------------------------

GRAPH

                  American Select                Lehman Brothers Mutual Fund
                    Portfolio                       Gov't/Mortgage Index

One Year              10.44%                                7.56%
Three Year            12.81%                               10.09%
Since Inception        6.59%                                6.30%
 9/21/93

The average annualized total returns for American Select Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended November 30, 1997, were 16.97%, 14.89% and 3.61%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

 The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the lehman index is calculated from the month end following the fund's inception through November 30, 1997.


--------------------------------------------------------------------------------

                   1997 Annual Report  1  American Select Portfolio

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

[PHOTO]

JOHN WENKER
Is primarily responsible for the management of American Select Portfolio. He has 11 years of financial experience.


January 18, 1998

--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1997, AMERICAN SELECT PORTFOLIO HAD A
NET ASSET VALUE TOTAL RETURN OF 10.44%.*   This compares to a 7.56% return for
the Lehman Brothers Mutual Fund Government/Mortgage Index. For the year ended November 30, the fund's total return based on its market price was 16.97%. The fund continued to trade at a discount*** to net asset value, with a market price of $11.75 and a net asset value of $12.88 per share as of November 30.

IN ADDITION TO ITS STRONG NAV PERFORMANCE, THE FUND PAID AN ATTRACTIVE LEVEL OF CURRENT INCOME TO SHAREHOLDERS DURING THE YEAR. The fund paid $1.04 per share in dividends, an annualized distribution rate of 8.85% on the November 30 market price of $11.75 per share. Current monthly earnings of 8.44 cents per share (based on an


* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a Percentage of Total Assets on November 30, 1997

[CHART]

Multifamily Loans             62%
U.S. Treasury Securities      16%
Single Family Loans           11%
Commercial Loans               7%
Other Assets                   3%
Short-Term                     1%


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                   1997 Annual Report  2  American Select Portfolio

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
assists with the management of American Select Portfolio. He has 18 years of financial experience.

--------------------------------------------------------------------------------



average of the three months ended November 30) would result in an annualized earnings rate of 8.62% on the November 30 market price. Keep in mind that past performance does not guarantee future results, and these rates will fluctuate.

THE FUND'S MONTHLY DIVIDEND REMAINED UNCHANGED AT 8.5 CENTS PER SHARE. The loans in the fund's portfolio have provided relatively high income for the fund, allowing us to hold the dividend steady for the past 18 months. In addition, the fund paid a special dividend of 7 cents per share in December 1997.


THE FUND'S POSITIVE NAV PERFORMANCE OVER THE PAST YEAR CAN BE PRIMARILY ATTRIBUTED TO DECLINING YIELD SPREADS*** IN COMMERCIAL AND MULTIFAMILY MORTGAGE MARKETS. Yields on U.S. Treasury securities in the medium-term portion of the yield curve*** are about where they were a year ago, although yields have gone up and down by as much as 1%. Over the same time period, spreads on a wide range of mortgage products, particularly multifamily and commercial loans, have decreased approximately 0.50% to

--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 1997. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

                                        [MAP]


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                   1997 Annual Report  3  American Select Portfolio

--------------------------------------------------------------------------------

[PHOTO]
RUSS KAPPENMAN
assists with the management of American Select Portfolio. He has 11 years of financial experience.


--------------------------------------------------------------------------------

0.75%. This effect, along with the attractive level of income earned by the fund, caused the fund's positive performance relative to its benchmark.***

AS WE HAVE TOLD SHAREHOLDERS IN THE PAST, PREPAYMENTS ARE A CONCERN FOR THIS FUND, ESPECIALLY IN THE LOWER INTEREST RATE ENVIRONMENT WE CURRENTLY FACE. Lower rates are expected to continue, and the fund is likely to experience prepayments as borrowers prepay or refinance their loans. Over time, prepayments invested at lower interest rates will impact the fund's income and dividend levels. Prepayments are sometimes positive, since the fund can collect prepayment penalties on multifamily and commercial loans.


DURING THE PERIOD, WE CONTINUED TO INCREASE THE FUND'S HOLDINGS IN COMMERCIAL LOANS.*** While commercial loans are subject to more credit risk*** than other mortgage loans, their price and supply have been attractive in recent months. The market for multifamily and commercial loans is approximately $1 trillion in size, providing us with a large number of loans to search through for the credit quality, price and yield we want for the fund.

SINCE OUR LAST REPORT, WE HAVE INCREASED THE FUND'S HOLDINGS IN SINGLE FAMILY LOANS. Although single family loans provide lower yields, they generally provide better credit quality than commercial and

--------------------------------------------------------------------------------



DELINQUENT LOAN PROFILE
--------------------------------------------------------------------------------

The chart below shows what percentage of single family loans* in the portfolio are 30, 60, 90 or 120 days delinquent as of November 30, 1997, based on principal amounts outstanding.


     Current        94.8%
--------------------------------------------------------------------------------
     30 Days         3.8%
--------------------------------------------------------------------------------
     60 Days         0.6%
--------------------------------------------------------------------------------
     90 Days         0.5%
--------------------------------------------------------------------------------
     120+ Days       0.3%
--------------------------------------------------------------------------------

* As of November 30, 1997, there were no multifamily or commercial loans delinquent.


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                   1997 Annual Report  4  American Select Portfolio

--------------------------------------------------------------------------------


multifamily loans. We anticipate further diversification in single family and commercial loans as the fund's initial investments in multifamily loans mature over the next couple of years.

DELINQUENT LOANS AND CREDIT LOSSES ARE INHERENT RISKS IN THIS FUND, EVEN THOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON THE LOANS WE BUY. As of November 30, the fund held approximately 208 single family loans on properties with an average remaining principal balance of approximately $123,000. On the same date, the fund had 52 multifamily loans with an average principal balance of approximately $2,843,000 and six commercial loans with an average principal balance of approximately $2,668,000. The chart on the previous page shows the percentage of single family loans in delinquency. No multifamily or commercial loans were delinquent. Since the fund's inception, we have experienced no foreclosure losses on single family, multifamily or commercial loans. When loans are foreclosed, we expedite the process as quickly as possible. Any losses will first go against the borrower's investment, or equity. Although we would hope to receive all of the principal and interest owed to us on a foreclosed loan, it is likely that we may not be repaid in full.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS*** AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. The amount of reverse repurchase agreements was equal to 28% of the fund's total assets as of November 30. Please note that borrowing can potentially increase the fund's earnings, but it can also increase the fund's net asset value volatility. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

SETTLEMENT OF THE CLASS ACTION LAWSUIT AGAINST THE FUND AND SEVEN OTHER CLOSED-END MANAGEMENT COMPANIES MANAGED BY PIPER CAPITAL MANAGEMENT BECAME EFFECTIVE IN SEPTEMBER, AND THE FUND COMPLETED A SHARE REPURCHASE. The settlement included payments by Piper Jaffray Companies totaling $15.5 million over a four-year period. It also included an agreement by the fund to



--------------------------------------------------------------------------------

                   1997 Annual Report  5  American Select Portfolio

--------------------------------------------------------------------------------


repurchase up to 10% of its outstanding shares. Proceeds of this repurchase were paid out on December 5. We funded the repurchase by using loan prepayments and selling some of the fund's less attractive mortgage assets.

Thank you for your investment in American Select Portfolio. We are pleased that the fund provided you with a competitive return for the period, and we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John Wenker

John Wenker
Portfolio Manager

--------------------------------------------------------------------------------

VALUATION OF WHOLE LOAN INVESTMENTS
--------------------------------------------------------------------------------
The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. these investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of mortgage participations and mortgage servicing rights are determined no less frequently than weekly.


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                   1997 Annual Report  6  American Select Portfolio

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  November 30, 1997
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $3,079,000) .........     $233,337,382
Cash in bank on demand deposit .............................       2,826,547
Accrued interest and mortgage security paydowns
  receivable ...............................................       3,234,201
                                                              -----------------
  Total assets .............................................     239,398,130
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable ......................      68,000,000
Accrued investment management fee ..........................          70,327
Accrued administrative fee .................................          28,131
Accrued interest ...........................................         160,047
                                                              -----------------
  Total liabilities ........................................      68,258,505
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $171,139,625
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $187,764,321
Undistributed net investment income ........................       1,809,119
Accumulated net realized loss on investments ...............     (22,458,519)
Unrealized appreciation of investments .....................       4,024,704
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $171,139,625
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $229,312,678
                                                              -----------------
                                                              -----------------
NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $171,139,625
Shares outstanding (authorized 1 billion shares of $0.01 par
  value) ...................................................      13,283,967
Net asset value ............................................     $     12.88
Market price ...............................................     $     11.75

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                1997 Annual Report  7  American Select Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended November 30, 1997
 ................................................................................

INCOME:
Interest (net of interest expense of $4,163,435) ...........     $15,759,117
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         836,051
Administrative fee .........................................         334,420
Custodian and accounting fees ..............................         129,307
Transfer agent fees ........................................          22,264
Reports to shareholders ....................................          61,266
Mortgage servicing fees ....................................         278,086
Directors' fees ............................................          14,936
Audit and legal fees .......................................          69,827
Other expenses .............................................          39,140
                                                              -----------------
  Total expenses ...........................................       1,785,297
    Less expenses paid indirectly ..........................          (4,283)
                                                              -----------------

  Total net expenses .......................................       1,781,014
                                                              -----------------

  Net investment income ....................................      13,978,103
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................       1,488,784
Net change in unrealized appreciation or depreciation of
  investments ..............................................       1,309,056
                                                              -----------------

  Net gain on investments ..................................       2,797,840
                                                              -----------------

    Net increase in net assets resulting from operations ...     $16,775,943
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                1997 Annual Report  8  American Select Portfolio

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended November 30, 1997
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................     $15,759,117
Net expenses ...............................................      (1,781,014)
                                                              -----------------
  Net investment income ....................................      13,978,103
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest and mortgage security paydowns
    receivable .............................................      (1,806,979)
  Net amortization of bond discount and premium ............        (131,444)
  Change in accrued fees and expenses ......................          (4,352)
                                                              -----------------
    Total adjustments ......................................      (1,942,775)
                                                              -----------------

    Net cash provided by operating activities ..............      12,035,328
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     197,147,927
Purchases of investments ...................................    (201,691,746)
Net sales of short-term securities .........................       5,964,000
                                                              -----------------

    Net cash provided by investing activities ..............       1,420,181
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............       2,750,000
Distributions paid to shareholders .........................     (13,815,326)
                                                              -----------------

    Net cash used by financing activities ..................     (11,065,326)
                                                              -----------------
Net increase in cash .......................................       2,390,183
Cash at beginning of year ..................................         436,364
                                                              -----------------

    Cash at end of year ....................................     $ 2,826,547
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $ 4,170,485
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                1997 Annual Report  9  American Select Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                  11/30/97            11/30/96
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $13,978,103         $13,491,770
Net realized gain on investments ...........................       1,488,784           1,377,584
Net change in unrealized appreciation or depreciation of
  investments ..............................................       1,309,056          (3,340,191)
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....      16,775,943          11,529,163
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................     (13,815,326)        (14,375,036)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Decrease in net assets from capital share transactions .....              --            (818,039)
                                                              -----------------   -----------------
  Total increase (decrease) in net assets ..................       2,960,617          (3,663,912)

Net assets at beginning of year ............................     168,179,008         171,842,920
                                                              -----------------   -----------------

Net assets at end of year ..................................     $171,139,625        $168,179,008
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $ 1,809,119         $ 1,649,628
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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               1997 Annual Report  10  American Select Portfolio

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market values of certain fixed income securities are provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These

---------------------------------------------------------------------

               1997 Annual Report  11  American Select Portfolio

--------------------------------------------------------------------------------
               investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans

---------------------------------------------------------------------

               1997 Annual Report  12  American Select Portfolio

--------------------------------------------------------------------------------
               underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At November 30, 1997, loans representing 0.22% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 1.45% of total single family principal outstanding at November 30, 1997. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 1997, the fund owned no real estate.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset

---------------------------------------------------------------------

               1997 Annual Report  13  American Select Portfolio

--------------------------------------------------------------------------------
               value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 1997, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended November 30, 1997, the fund earned no such fees.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

               On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to decrease undistributed net investment income and increase additional paid-in capital by $3,286.

---------------------------------------------------------------------

               1997 Annual Report  14  American Select Portfolio

--------------------------------------------------------------------------------

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

---------------------------------------------------------------------

               1997 Annual Report  15  American Select Portfolio

--------------------------------------------------------------------------------

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the advisor and the administrator):

               The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                  MORTGAGE SERVICING FEES
               The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

---------------------------------------------------------------------

               1997 Annual Report  16  American Select Portfolio

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended November 30, 1997, aggregated $201,823,190 and $197,147,927, respectively. Included in net realized gain on investments is $740,079 in prepayment penalties on multifamily loans.

(5) CAPITAL SHARE
    TRANSACTIONS
 ................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund repurchased and retired 74,500 shares during the year ended November 30, 1996. Cumulatively, the fund has repurchased and retired 322,700 shares, which represents 2.4% of the shares originally issued.

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at November 30, 1997, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION
                                          -------------   ----------
                                           $  8,968,833      2002
                                             13,489,686      2003
                                          -------------
                                           $ 22,458,519
                                          -------------
                                          -------------

(7) SUBSEQUENT
    EVENT -
    REPURCHASE
    OFFER
 ................................
               The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

               The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997, at the close of regular trading

---------------------------------------------------------------------

               1997 Annual Report  17  American Select Portfolio

--------------------------------------------------------------------------------
               on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares tendered, the number of shares tendered, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on December 5, 1997, by the fund were as follows:

                  PERCENTAGE     SHARES       REPURCHASE       PROCEEDS
                   TENDERED     TENDERED        PRICE            PAID
                  ----------   -----------   ------------   --------------
                     10.00%      1,328,284      $12.88      $   17,108,297

(8) SUBSEQUENT
    EVENT -
    PENDING
    ACQUISITION
 ................................
               On December 15,1997, Piper Jaffray Companies, Inc., the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

               U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of September 30, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of approximately $70 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

               Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the fund's investment advisory agreement with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreement for the fund be approved by the fund's board of directors and shareholders.

---------------------------------------------------------------------

               1997 Annual Report  18  American Select Portfolio

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                      Year        Year        Year        Year          Period
                                                      Ended       Ended       Ended       Ended          Ended
                                                    11/30/97    11/30/96    11/30/95    11/30/94      11/30/93(f)
                                                    ---------   ---------   ---------   ---------   ---------------
PER-SHARE DATA
Net asset value, beginning of period .............    $12.66      $12.86      $11.62      $13.74         $14.07
                                                    ---------   ---------   ---------   ---------       -------
Operations:
  Net investment income ..........................      1.05        1.02        1.09        1.22           0.22
  Net realized and unrealized gain (loss) on
    investments ..................................      0.21       (0.14)       1.28       (2.21)         (0.46)
                                                    ---------   ---------   ---------   ---------       -------
    Total from operations ........................      1.26        0.88        2.37       (0.99)         (0.24)
                                                    ---------   ---------   ---------   ---------       -------
Distributions to shareholders:
  From net investment income .....................     (1.04)      (1.08)      (1.13)      (1.13)         (0.09)
                                                    ---------   ---------   ---------   ---------       -------
Net asset value, end of period ...................    $12.88      $12.66      $12.86      $11.62         $13.74
                                                    ---------   ---------   ---------   ---------       -------
                                                    ---------   ---------   ---------   ---------       -------
Per-share market value, end of period ............    $11.75      $11.00      $11.00      $10.38         $14.38
                                                    ---------   ---------   ---------   ---------       -------
                                                    ---------   ---------   ---------   ---------       -------
SELECTED INFORMATION
Total return, net asset value (a) ................     10.44%       7.27%      21.22%      (7.48)%        (1.75)%
Total return, market value (b) ...................     16.97%      10.53%      17.36%     (20.78)%        (3.54)%
Net assets at end of period (in millions) ........    $  171      $  168      $  172      $  157         $  187
Ratio of expenses to average weekly net assets
  including interest expense (c) .................      3.56%       3.30%       3.76%       2.66%          0.79%(g)
Ratio of expenses to average weekly net assets
  excluding interest expense (c) .................      1.07%       1.03%       1.08%       1.12%          0.79%(g)
Ratio of net investment income to average weekly
  net assets .....................................      8.36%       8.11%       8.85%       9.61%          8.23%(g)
Portfolio turnover rate (excluding short-term
  securities) ....................................        86%         30%         73%        110%             9%
Amount of borrowings outstanding at end of period
  (in millions) (d) ..............................    $   68      $   65      $   65      $   65             --
Per-share amount of borrowings outstanding at end
  of period ......................................    $ 5.12      $ 4.91      $ 4.87      $ 4.80             --
Per-share amount of net assets, excluding
  borrowings, at end of period ...................    $18.00      $17.57      $17.73      $16.42             --
Asset coverage ratio (e) .........................       352%        358%        364%        342%            --

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% AND 0.05% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1995 AND 1994, RESPECTIVELY.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(f)  COMMENCEMENT OF OPERATIONS WAS SEPTEMBER 21, 1993.
(g)  ANNUALIZED.

---------------------------------------------------------------------

               1997 Annual Report  19  American Select Portfolio

Investments in Securities
---------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO                                        November 30, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (23.0%):
  U.S. GOVERNMENT SECURITIES (23.0%):
    6.50%, U. S. Treasury Note, 8/15/05
      (cost: $38,296,123) ...............................  $38,000,000(b)   $ 39,375,220
                                                                            ------------

WHOLE LOANS (C,D,E) (111.5%):
  COMMERCIAL LOANS (9.7%):
    Advance Circuits and Hopkins II Business Center,
      8.71%, 11/1/01 ....................................    3,375,363         3,491,099
    Broadway Place, 9.00%, 6/1/01 .......................    3,246,843         3,376,717
    Community Coffee Office Building, 8.90%, 6/1/01 .....    4,650,000         4,836,000
    Oasis at the Waterfront, 9.50%, 5/1/00 ..............    1,645,033         1,677,934
    Rodeo Shops, 9.15%, 6/1/07 ..........................    1,344,038         1,411,240
    The Kislak Building, 8.45%, 7/1/02 ..................    1,749,065         1,796,550
                                                                            ------------
                                                                              16,589,540
                                                                            ------------

  MULTIFAMILY LOANS (86.9%):
    Aldrich Apartments, 9.69%, 5/31/01 ..................      768,890           745,072
    Allumbaugh Square Apartments, 9.59%, 4/1/99 .........    1,736,830         1,754,198
    Bent Tree Oaks & Bent Tree Brook Apartments, 8.00%,
      6/1/00                                                12,158,521        12,401,691
    Bridge Court Apartments, 10.13%, 5/1/09 .............    1,806,096         1,264,267
    Bryant Square Apartments, 8.75%, 4/1/01 .............    1,368,328         1,412,263
    Candlelite Apartments, 8.75%, 3/1/01 ................    1,511,598(b)      1,566,769
    Cape Cod Apartments, 8.75%, 1/1/01 ..................    1,501,468         1,554,406
    Cape Cod Apartments, 13.00%, 1/1/01 .................      149,563           154,443
    Casa Del Vista Apartments, 8.75%, 1/1/01 ............    2,082,682         2,145,699
    Castle Arms Apartments, 8.13%, 1/1/03 ...............      780,517           795,342
    Centre Court Apartments, 8.75%, 1/1/01 ..............    1,139,281         1,179,097
    Chapel Hill Apartments, 9.53%, 8/1/01 ...............      903,904           921,982
    Chouteau Trace/Bay Apartments, 8.75%, 4/1/01 ........    2,444,036         2,521,020
    Collegeview Apartments, 9.53%, 8/1/01 ...............    1,154,839         1,177,936
    Collegeview Towers, 9.53%, 8/1/01 ...................    4,495,899         4,585,817
    Continental Gardens Apartments, 8.90%, 3/1/04 .......    1,942,217(b)      2,039,328
    Country Club Apartments, 8.75%, 1/1/01 ..............    2,034,248         2,105,970
    El Conquistador Apartments, 8.75%, 4/1/01 ...........    2,549,047(b)      2,643,637
    Emerald Shores Apartments, 8.75%, 2/1/01 ............    3,106,166(b)      3,217,620
    Evergreen Square Apartments, 8.75%, 12/1/00 .........    2,153,546         2,191,332
    Fairway Hills Apartments, 8.50%, 12/1/98 ............    1,620,049         1,134,034
    Foothills West Apartments, 8.75%, 2/1/01 ............    2,125,494(b)      2,192,443

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Annual Report  20  American Select Portfolio

---------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Glen Hollow Apartments, 9.00%, 4/1/01 ...............  $ 5,470,062(b)   $  5,709,934
    Goose Creek Apartments, 9.75%, 5/1/01 ...............    3,151,854         2,735,096
    Green Acres Apartments, 8.75%, 1/1/01 ...............    1,329,161(b)      1,368,967
    Hidden Colony Apartments, 9.00%, 4/1/01 .............    3,247,828         3,390,251
    Hunters Meadow Apartments, 8.25%, 2/1/03 ............    5,228,435         5,378,857
    La Arboleda Apartments, 8.75%, 1/1/01 ...............    4,042,341         4,164,651
    La Maison Apartments, 9.13%, 5/1/03 .................    2,820,862         2,901,436
    Lakeville Apartments, 8.50%, 2/1/99 .................    2,178,057         2,208,835
    LaSalle Crossing Apartments, 8.75%, 1/1/01 ..........    2,828,573(b)      2,913,430
    Meadow Glen Apartments, 8.50%, 2/1/07 ...............    2,311,958         2,247,273
    Old Orchard Apartments, 8.75%, 12/1/00 ..............    9,783,763        10,128,713
    Parc Du Lac Apartments, 8.50%, 2/1/99 ...............    5,227,337         5,301,204
    Park Apartments, 8.75%, 2/1/01 ......................    1,308,808(b)      1,355,770
    Revere Apartments, 8.75%, 4/1/01 ....................      796,274           821,841
    Rush Creek Apartments, 9.75%, 4/1/99 ................    2,517,888         2,182,125
    Shadowood Apartments, 8.50%, 3/1/99 .................    5,134,915(b)      5,211,867
    Sheridan Ponds Apartments, 8.70%, 1/1/07 ............    7,390,341         7,759,858
    Sherwood Lake Apartments, 9.53%, 8/1/01 .............    2,358,580         1,651,006
    Sierra Vista Apartments, 9.50%, 2/1/01 ..............    1,350,779(b)      1,418,318
    Skyline Place Apartments, 8.75%, 4/1/01 .............    4,272,688(b)      4,400,869
    Somerset Place Apartments, 9.00%, 4/1/04 ............    2,296,637         2,379,856
    Sunview Apartments, 9.94%, 2/1/01 ...................    1,808,460         1,760,352
    The Oaks of Lake Bluff Apartments, 8.75%, 4/1/01 ....    2,718,984(b)      2,819,880
    Timber Forest Apartments, 8.75%, 2/1/01 .............    1,163,391         1,199,318
    Tralee Terrace Apartments, 10.13%, 5/1/09 ...........    2,054,634         1,877,992
    Trinity Place Apartments, 8.75%, 4/1/01 .............      597,205           418,044
    White Oaks Apartments, 8.75%, 1/1/01 ................      806,991           831,159
    Willow Brooke Apartments, 8.75%, 4/1/01 .............    4,733,945(b)      4,885,943
    Willow Creek Apartments, 8.50%, 2/1/07 ..............    5,842,045         6,114,851
    Willows Apartments, 10.00%, 6/1/01 ..................    3,517,715         3,588,069
                                                                            ------------
                                                                             148,830,131
                                                                            ------------

  SINGLE FAMILY LOANS (14.9%):
    Norwest IX, 7.99%, 5/1/22 ...........................   13,075,437        13,032,600
    Norwest VIII, 8.14%, 8/4/22 .........................   12,334,602        12,343,030
    President Homes 94-1B, Sales Inventory, 9.00%,
      3/29/24 ...........................................       92,782            87,861
                                                                            ------------
                                                                              25,463,491
                                                                            ------------

      Total Whole Loans
        (cost: $187,937,556)  ...........................                    190,883,162
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Annual Report  21  American Select Portfolio

---------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
SHORT-TERM SECURITIES (1.8%):
    Repurchase agreement with Credit Suisse First Boston,
      acquired on 11/28/97, interest of $1,457, 5.68%,
      12/1/97
      (cost: $3,079,000) ................................  $ 3,079,000(f)   $  3,079,000
                                                                            ------------

      Total Investments in Securities
        (cost: $229,312,678) (g)  .......................                   $233,337,382
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 1997, SECURITIES VALUED AT $79,047,615 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                               NAME OF BROKER
              ACQUISITION                          ACCRUED     AND DESCRIPTION
   AMOUNT        DATE        RATE*        DUE     INTEREST      OF COLLATERAL
------------  -----------  ----------  ---------  ---------  -------------------
$ 14,000,000    11/17/97        5.64%    3/16/98  $  30,148              (1)
  22,000,000    11/17/97        5.64%    3/16/98     48,232              (2)
  32,000,000    11/17/97        6.56%    3/16/98     81,667              (3)
------------                                      ---------
$ 68,000,000                                      $ 160,047
------------                                      ---------
------------                                      ---------

* INTEREST RATE AS OF NOVEMBER 30, 1997. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) MORGAN STANLEY;
            U.S. TREASURY NOTE, 6.50%, 8/15/05, $14,000,000 PAR
         (2) MORGAN STANLEY;
            U.S. TREASURY NOTE, 6.50%, 8/15/05, $22,000,000 PAR
         (3) MORGAN STANLEY;
            CANDLELITE APARTMENTS, 8.75%, 3/1/01, $1,511,598 PAR
            CONTINENTAL GARDENS APARTMENTS, 8.90%, 3/1/04, $1,942,217 PAR
            EL CONQUISTADOR APARTMENTS, 8.75%, 4/1/01, $2,549,047 PAR EMERALD SHORES APARTMENTS, 8.75%, 2/1/01, $3,106,166 PAR FOOTHILLS WEST APARTMENTS, 8.75%, 2/1/01, $2,125,494 PAR
            GLEN HOLLOW APARTMENTS, 9.00%, 4/1/01, $5,470,062 PAR
            GREEN ACRES APARTMENTS, 8.75%, 1/1/01, $1,329,161 PAR
            LASALLE CROSSING APARTMENTS, 8.75%, 1/1/01, $2,828,573 PAR
            PARK APARTMENTS, 8.75%, 2/1/01, $1,308,808 PAR
            SHADOWOOD APARTMENTS, 8.50%, 3/1/99, $5,134,915 PAR
            SIERRA VISTA APARTMENTS, 9.50%, 2/1/01, $1,350,779 PAR
            SKYLINE PLACE APARTMENTS, 8.75%, 4/1/01, $4,272,688 PAR
            THE OAKS OF LAKE BLUFF APARTMENTS, 8.75%, 4/1/01, $2,718,984 PAR WILLOW BROOKE APARTMENTS, 8.75%, 4/1/01, $4,733,945 PAR

---------------------------------------------------------------------

               1997 Annual Report  22  American Select Portfolio

---------------------------------------------------------------------

(C)  INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT
     ON NOVEMBER 30, 1997. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE
     FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE
     MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1997.
(D)  COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED
     PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE
     INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION
     OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER
     OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         ADVANCE CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN
         BROADWAY PLACE - ALBUQUERQUE, NM
         COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
         OASIS AT THE WATERFRONT - SCOTTSDALE, AZ
         RODEO SHOPS - MIAMI, FL
         THE KISLAK BUILDING - WOODBRIDGE TOWNSHIP, NJ

MULTIFAMILY LOANS:
         ALDRICH APARTMENTS - MINNEAPOLIS, MN
         ALLUMBAUGH SQUARE APARTMENTS - BOISE, ID
         BENT TREE OAKS & BENT TREE BROOK APARTMENTS - EDDISON, TX
         BRIDGE COURT APARTMENTS - OWATONNA, MN
         BRYANT SQUARE APARTMENTS - EDMUND, OK
         CANDLELITE APARTMENTS - GRANDVIEW, MO
         CAPE COD APARTMENTS - OKLAHOMA CITY, OK
         CASA DEL VISTA APARTMENTS - CARSON CITY, NV
         CASTLE ARMS APARTMENTS - AUSTIN, TX
         CENTRE COURT APARTMENTS - NORTH CANTON, OH
         CHAPEL HILL APARTMENTS - KANSAS CITY, MO
         CHOUTEAU TRACE/BAY APARTMENTS - PONTOON BEACH, IL
         COLLEGEVIEW APARTMENTS - POUGHKEEPSIE, NY
         COLLEGEVIEW TOWERS - POUGHKEEPSIE, NY
         CONTINENTAL GARDENS APARTMENTS - GRAND ISLAND, NE
         COUNTRY CLUB APARTMENTS - EL RENO, OK
         EL CONQUISTADOR APARTMENTS - TUCSON, AZ
         EMERALD SHORES APARTMENTS - PHOENIX, AZ
         EVERGREEN SQUARE APARTMENTS - BUFFALO, MN
         FAIRWAY HILLS APARTMENTS - RAPID CITY, SD
         FOOTHILLS WEST APARTMENTS - EL PASO, TX
         GLEN HOLLOW APARTMENTS - CHARLOTTE, NC
         GOOSE CREEK APARTMENTS - BLOOMINGTON, IL
         GREEN ACRES APARTMENTS - MASSILLON, OH
         HIDDEN COLONY APARTMENTS - DORAVILLE, GA
         HUNTERS MEADOW APARTMENTS - COLORADO SPRINGS, CO
         LA ARBOLEDA APARTMENTS - SAN ANTONIO, TX
         LA MAISON APARTMENTS - SEABROOK, TX
         LAKEVILLE APARTMENTS - LAKEVILLE, MN
         LASALLE CROSSING APARTMENTS - SHERMAN, TX
         MEADOW GLEN APARTMENTS - MIDWEST CITY, OK
         OLD ORCHARD APARTMENTS - GRAND RAPIDS, MI
         PARC DU LAC APARTMENTS - NEW ORLEANS, LA

---------------------------------------------------------------------

               1997 Annual Report  23  American Select Portfolio

---------------------------------------------------------------------

         PARK APARTMENTS - COLORADO SPRINGS, CO
         REVERE APARTMENTS - REVERE, MA
         RUSH CREEK APARTMENTS - HOUSTON, TX
         SHADOWOOD APARTMENTS - NASHVILLE, TN
         SHERIDAN PONDS APARTMENTS - TULSA, OK
         SHERWOOD LAKE APARTMENTS - TAMPA, FL
         SIERRA VISTA APARTMENTS - BOISE, ID
         SKYLINE PLACE APARTMENTS - DALLAS, TX
         SOMERSET PLACE APARTMENTS - TUCSON, AZ
         SUNVIEW APARTMENTS - RAYMOND, NH
         THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
         TIMBER FOREST APARTMENTS - PLANO, TX
         TRALEE TERRACE APARTMENTS - COON RAPIDS, MN
         TRINITY PLACE APARTMENTS - DEL CITY, OK
         WHITE OAKS APARTMENTS - MASSILLON, OH
         WILLOW BROOKE APARTMENTS - TAMPA, FL
         WILLOW CREEK APARTMENTS - MIDWEST CITY, OK
         WILLOWS APARTMENTS - BAKERSFIELD, CA

SINGLE FAMILY LOANS:
         NORWEST IX - 113 LOANS THROUGHOUT THE UNITED STATES.
         NORWEST VIII - 94 LOANS THROUGHOUT THE UNITED STATES.
         PRESIDENT HOMES, SALES INVENTORY - 1 LOAN, AURORA, IL

(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 1997, THE
     TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $190,883,162, OR 111.5% OF
     TOTAL NET ASSETS.
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  ON NOVEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $229,312,678. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  6,838,115
      GROSS UNREALIZED DEPRECIATION ......    (2,813,411)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  4,024,704
                                            ------------
                                            ------------

---------------------------------------------------------------------

               1997 Annual Report  24  American Select Portfolio

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN SELECT PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Select Portfolio Inc. as of November 30, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 1997, and the financial highlights presented in note 9 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Select Portfolio Inc. as of November 30, 1997, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 16, 1998

---------------------------------------------------------------------

               1997 Annual Report  25  American Select Portfolio

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS
                  (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
December 18, 1996 ......................  $0.1050
January 10, 1997 .......................   0.0850
February 26, 1997 ......................   0.0850
March 26, 1997 .........................   0.0850
April 23, 1997 .........................   0.0850
May 28, 1997 ...........................   0.0850
June 25, 1997 ..........................   0.0850
July 23, 1997 ..........................   0.0850
August 27, 1997 ........................   0.0850
September 24, 1997 .....................   0.0850
October 15, 1997 .......................   0.0850
November 24, 1997 ......................   0.0850
                                          -------
    Total ..............................  $1.0400
                                          -------
                                          -------

---------------------------------------------------------------------

               1997 Annual Report  26  American Select Portfolio

        Shareholder Update
--------------------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1.  The fund's shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David Bennett ..........................    7,536,784           208,721
Jaye F. Dyer ...........................    7,534,784           210,721
William H. Ellis .......................    7,532,313           213,192
Karol D. Emmerich ......................    7,534,242           211,263
Luella G. Goldberg .....................    7,533,366           212,139
David A. Hughey ........................    7,535,084           210,421
George Latimer .........................    7,530,164           215,342

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending November 30, 1997. The following votes were cast regarding this matter:

    SHARES            SHARES                         BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS    NON-VOTES
 -------------   -----------------   -----------   -----------
   7,566,661           57,008          121,835         --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

---------------------------------------------------------------------

               1997 Annual Report  27  American Select Portfolio

--------------------------------------------------------------------------------

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive

---------------------------------------------------------------------

               1997 Annual Report  28  American Select Portfolio

--------------------------------------------------------------------------------
               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertified form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

---------------------------------------------------------------------

               1997 Annual Report  29  American Select Portfolio

--------------------------------------------------------------------------------
               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

               1997 Annual Report  30  American Select Portfolio

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


BENCHMARK

A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments. This particular fund carries more credit risk than the securities in its benchmark index. Therefore, during favorable real estate markets, the fund should outperform its benchmark (barring foreclosures). At the same time, unfavorable real estate markets could cause underperformance.


COMMERCIAL LOANS

Mortgage loans secured by commercial developments such as shopping centers, office buildings and warehouses.


DISCOUNT

Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.


REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed upon price on a stated date. Reverse repurchase agreements are considered a form of borrowing.


RISK

All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).


Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline,

--------------------------------------------------------------------------------

                   1997 Annual Report  31  American Select Portfolio

--------------------------------------------------------------------------------


the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are also subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant CREDIT RISK than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as a flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.

YIELD CURVE

A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.

YIELD SPREADS

The difference between the yields of an investment and the corresponding term treasury security.



--------------------------------------------------------------------------------

                   1997 Annual Report  32  American Select Portfolio

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, Reliastar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter Intercapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

JOHN G. WENKER, Senior Vice President

RUSS J. KAPPENMAN, Vice President and Assistant Secretary

JULENE R. MELQUIST, Vice President

WILLIAM T. NIMMO, Vice President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN S. MILEY, Secretary


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

CUSTODIAN
--------------------------------------------------------------------------------
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street, St. Paul, MN  55101

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402



FOR MORE INFORMATION
BY PHONE

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service
representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.


ON-LINE

http://www.piperjaffray.com/

PIPER CAPITAL
 MANAGEMENT